CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS)
Net earnings (loss)	$ 415.4	$ (605.7)
Items that will not be reclassified to profit or loss:
Equity investments at fair value through other comprehensive income ("FVOCI") - net change in fair value(a)	(7.2)	(13.5)
Items that are or may be reclassified to profit or loss in subsequent periods:
Cash flow hedges - effective portion of changes in fair value(b)	6.4	13.5
Cash flow hedges - reclassified out of accumulated other comprehensive income ("AOCI")(c)	(18.8)	(22.9)
Total comprehensive income (loss)	(19.6)	(22.9)
Comprehensive income from continuing operations	395.8	7.7
Comprehensive loss from discontinued operations		(636.3)
Total comprehensive income (loss)	(395.8)	628.6
Attributable to non-controlling interests	(0.9)	(0.5)
Attributable to common shareholders	$ 396.7	$ (628.1)